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                      SECURITIES AND EXCHANGE COMMISSION

                           Washington, D.C.  20549


                                   FORM 8-K

                                CURRENT REPORT


    Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


      Date of Report (Date of earliest event reported)   APRIL 13, 1998

                       PRECEPT BUSINESS SERVICES, INC.
            ------------------------------------------------------
            (Exact name of registrant as specified in its charter)


             Texas                      000-23735               75-2487353
        ---------------                 ---------          -------------------
 (State or other jurisdiction          (Commission             (IRS Employer
       of incorporation                File Number)        Identification No.)


 1909 Woodall Rodgers Freeway, Suite 500, Dallas, Texas           75201
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         (Address of principal executive offices)              (Zip Code)


    Registrant's telephone number, including area code       (214) 754-6600
                                                         -----------------------

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ITEM 2.  ACQUISITION OR DISPOSITION OF ASSETS.

     On April 13, 1998, Precept Business Services, Inc., a Texas corporation (the "Company"), through a wholly owned subsidiary, acquired all of the issued and outstanding stock of InfoGraphix, Inc., a Massachusetts corporation ("InfoGraphix"), pursuant to that certain Stock Purchase Agreement dated as of April 8, 1998 by and among the Company, Precept Business Products, Inc., a Delaware corporation and a wholly owned subsidiary of the Company, InfoGraphix and James Gorin, the President and sole stockholder of InfoGraphix. Boston-based InfoGraphix is a single source provider of products and services to corporate marketing departments and a distributor of document management services.

     To the best knowledge of the Company, at the time of the acquisition of InfoGraphix there was no material relationship between (i) InfoGraphix on the one hand and (ii) the Company, or any of its affiliates, its shareholders, any director or officer of the Company, or any associate of such director or officer on the other.

     The aggregate consideration paid by the Company as a result of the acquisition of InfoGraphix was $9,125,000, payable by the issuance of 2,058,077 shares of the Company's Class A Common Stock, par value $.01. The consideration for the acquisition was determined by arms-length negotiations between the parties to the Stock Purchase Agreement.


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ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

(c)  Exhibits.

     Exhibit No.      Description
     -----------      -----------

       2.1 Stock Purchase Agreement by and among Precept Business Products, Inc., Precept Business Services, Inc., InfoGraphix, Inc. and James Gorin (1)

       4.1            Amended and Restated Articles of Incorporation (2)

       4.2            Bylaws (2)

       4.3            Form of the Company's Class A Common Stock Certificate (2)

      99.1            Press Release issued by Precept Business Services, Inc.
                      dated April 23, 1998 (1)

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     (1)  Filed herewith

     (2) Previously filed as an exhibit to the Company's Registration Statement on Form S-4/A (No. 333-42689) and incorporated herein by reference

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                                  SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                        PRECEPT BUSINESS SERVICES, INC.



Date: April 28, 1998                    By:  /s/  David L. Neely
                                            --------------------------------
                                             David L. Neely
                                             Chairman and CEO



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                              INDEX TO EXHIBITS


Exhibit
Number    Description of Exhibit
-------   ----------------------

2.1 Stock Purchase Agreement by and among Precept Business Products, Inc., Precept Business Services, Inc., InfoGraphix, Inc. and James Gorin.
          (1)

4.1       Amended and Restated Articles of Incorporation (2)

4.2       Bylaws (2)

4.3       Form of the Company's Class A Common Stock Certificate (2)

99.1 Press Release issued by Precept Business Services, Inc. dated April 23, 1998. (1)

----------------

     (1)  Filed herewith

     (2) Previously filed as an exhibit to the Company's Registration Statement on Form S-4/A (No. 333-42689) and incorporated herein by reference







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